UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) August 17, 2005 (August 11, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street New York, NY		10019
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

, 2000

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2005, our Cendant Timeshare 2005-1 Receivables Funding, LLC subsidiary ("Issuer") issued $300,000,0000 aggregate principal amount of 4.67% Vacation Timeshare Loan Backed Notes, Series 2005-1, Class A-1, due 2017 and $225,000,000 aggregate principal amount of Floating Rate Vacation Timeshare Loan Backed Notes, Series 2005-1, Class A-2, due 2017 bearing interest at one-month LIBOR plus 0.18% per annum (collectively, the "Series 2005-1 Notes") under the Indenture and Servicing Agreement, dated as of August 11, 2005, by and among the Issuer, Cendant Timeshare Resort Group-Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and Wachovia Bank, National Association, as Collateral Agent ("Indenture"). The Series 2005-1 Notes are secured under the Indenture primarily by a pool of pledged loans, each relating to the financing of one or more timeshare properties by a consumer, and related pledged assets. In addition, the payment of interest on, and principal of, the Series 2005-1 Notes are insured by a financial guaranty insurance policy issued by Financial Guaranty Insurance Company. A copy of the Indenture is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Certain of the initial purchasers of the 2005-1 Notes, the Trustee and the Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses. Certain of the initial purchasers are affiliates of one or more entities who also serve as investors, or as administrators of investors, with respect to asset-backed commercial paper conduits that hold certain Secured Variable Funding Notes, issued by our Cendant Timeshare Conduit Receivables Funding Company, LLC subsidiary, which were partially or fully repaid with the proceeds from the sale of the Series 2005-1 Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1
Indenture and Servicing Agreement, dated as of August 11, 2005, by and among Cendant Timeshare 2005-1 Receivables Funding, LLC, as Issuer, Cendant Timeshare Resort Group-Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee and Wachovia Bank, National Association, as Collateral Agent.

, 2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: August 17, 2005

, 2000

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated August 17, 2005 (August 11, 2005)

EXHIBIT INDEX

10.1
Indenture and Servicing Agreement, dated as of August 11, 2005, by and among Cendant Timeshare 2005-1 Receivables Funding, LLC, as Issuer, Cendant Timeshare Resort Group-Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee and Wachovia Bank, National Association, as Collateral Agent.